Income Taxes (Details 1)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Reconciliations of difference between income tax benefit computed at federal and state statutory tax rates and provision for income tax benefit
Income tax loss at federal statutory rate	(34.00%)	(34.00%)
State tax benefits, plus sale of NJ NOLs, net of federal benefit	(6.00%)	(6.00%)
Subtotal	(40.00%)	(40.00%)
Valuation allowance	28.87%	20.56%
Income tax benefit	(11.13%)	(19.44%)